UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2026

Generate Biomedicines, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43165	83-1630228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 South Street, Suite 900
Somerville, Massachusetts		02143
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 469-0055

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GENB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 25, 2026, draft copies of three posters submitted by Generate Biomedicines, Inc. (the “Company”) and accepted for presentation at the European Respiratory Society Congress 2026 (“ERS”), scheduled for September 5-9, 2026, were inadvertently made publicly available via the ERS website prior to the expiration of the applicable embargo, which the Company believed would run until 6:01 p.m., Eastern time, on September 7, 2026. The draft posters include results of ongoing clinical trials sponsored by the Company and are entitled:

•
“GB-0895, a next-generation anti-TSLP mAb, demonstrates durable pharmacologic activity supporting a single subcutaneous injection every 6 months for asthma patients”;
•
“SOLAIRIA-1 & SOLAIRIA-2: Two Phase 3 randomized, double-blind, placebo-controlled studies of GB-0895, a long-acting anti-TSLP antibody, in severe uncontrolled asthma”; and
•
“GB-0895, a High-Affinity Anti-TSLP Antibody, Demonstrates Potent and Sustained Pharmacological Activity in Adults with COPD.”

As a precautionary measure, the Company is providing the final posters attached hereto as Exhibit 99.1, which include the information that was furnished to ERS.

The information included under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Posters, furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATE BIOMEDICINES, INC.

Date:	August 25, 2026	By:	/s/ Jason Silvers
Jason Silvers, President and Chief Financial Officer